UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2009

STREAM GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 310, Wellesley, Massachusetts		02481
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 304-1800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of an Acquisition or Disposition of Assets

On October 5, 2009, Stream Global Services, Inc. filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its acquisition of EGS Corp., the parent company of eTelecare Global Solutions, Inc. This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required consolidated financial information is contained in Exhibit 99.1 to this report, which is incorporated herein by reference.

(b) Pro forma financial information.

The required pro forma financial information is contained in Exhibit 99.2 to this report, which is incorporated herein by reference.

(d) Exhibits.

See Exhibit Index attached hereto which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAM GLOBAL SERVICES, INC.

Date: October 8, 2009	By:	/s/ R. Scott Murray
	Name:	R. Scott Murray
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Financial statements of EGS Corp. and Subsidiaries

99.2	Unaudited pro forma condensed combined consolidated financial statements relating to the acquisition of eTelecare Global Solutions, Inc.